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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 25, 1996
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                         Commission file number 0-26980


                           ARV ASSISTED LIVING, INC.
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             (Exact name of Registrant as specified in its charter)


              CALIFORNIA                                      33-0160968
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  (State or other jurisdiction of                          (I.R.S. Employer
  incorporation or organization)                          Identification No.)

       245 FISCHER AVENUE, D-1
           COSTA MESA, CA                                        92626
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(Address of principal executive office)                       (Zip Code)


       Registrant's telephone number, including area code: (714) 751-7400
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

The Registrant submits this Form 8-K/A in order to supply the financial statements and schedules required pursuant to Rule 3-14 of Regulation S-X with respect to the Registrant's acquisition of Shorehaven Manor ("Shorehaven"), a 120 unit retirement and congregate care facility located in Sterling Heights, Michigan and to provide the audited financial statements of Shorehaven required thereby. This information should be read in conjunction with the Registrant's Form 8-K filed with the Commission on October 9, 1996.

Financial Statements of Real Estate Operations Acquired

Exhibit 99.1 "Historical Summary of Gross Income and Direct Operating Expenses of Shorehaven Manor for the year ended December 31, 1995."

Exhibit 99.2 A statement showing the estimated taxable operating results for Shorehaven based on its most recent 12-month period.

Exhibit 99.3 "Unaudited Pro Forma Combined Statement of Operations for the six months ended September 30, 1996 and the Unaudited Pro Forma Combined Statement of Operations for the year ended March 31, 1996 and the related notes thereon."


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             ARV Assisted Living, Inc.


                                             By:   /s/ Patrick M. Donovan
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                                                  Patrick M. Donovan
                                                  Vice President, Finance
                                                  (Duly authorized officer)

Date: November 25, 1996


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